SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
April 29, 2004

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	not applicable

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

     Registrant’s telephone number, including area code (905) 863-0000.

Item 5.     Other Events

On April 29, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits.

     99.1          Press release issued by the Registrant on April 29, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/s/ Deborah J. Noble

Deborah J. Noble
Corporate Secretary

By:	/s/ Blair F. Morrison

Blair F. Morrison
Assistant Secretary

Dated:   April 29, 2004

EXHIBIT INDEX

     99.1          Press release issued by the Registrant on April 29, 2004.